SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 January 22, 1998
               (Date of Report - Date of earliest event reported)





                              KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                     1-3939                      73-0311467
       (State of            (Commission File Number)           (IRS Employer
     Incorporation)                                          Identification No.)



             Kerr-McGee Center
             Oklahoma City, Oklahoma                               73125
    (Address of principal executive offices)                     (Zip Code)



                               (405)  270-1313
                        (Registrant's telephone number)



Item 5.        Other Events

        Kerr-McGee Chemical LLC entered into an agreement to initially acquire an 80% interest in Bayer AG's European titanium dioxide pigment marketing, research and development, and manufacturing activities in Uerdingen, Germany, and Antwerp, Belgium.

        Kerr-McGee Chemical LLC has signed a letter of intent with Finnish Chemicals Oy to sell substantially all of its electrolytic and specialty chemical businesses. The sale is contingent on a definitive agreement.

        Kerr-McGee Corporation announced that its board of directors has authorized management to exit its coal business, which is conducted through Kerr-McGee Coal Corporation, a wholly owned subsidiary.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)    Exhibits

              99.1 News Release dated January 22, 1998, announcing Kerr-McGee to acquire European titanium dioxide business of Bayer AG.

              99.2   News Release dated January 27, 1998, announcing Kerr-McGee
                     signs   letter  of  intent  to  sell   selected   Chemical
                     businesses.

              99.3   News   Release   dated   January  27,   1998,   announcing
                     Kerr-McGee's intent to exit the coal business.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                            By:    (Deborah A. Kitchens)
                                                   Deborah A. Kitchens
                                                   Vice President and Controller

Dated:     February 2, 1998